EXHIBIT 10-34

       SECOND AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT


      THIS SECOND AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (the "SECOND AMENDMENT") is made as of the 30th day of August, 1999, by and among (i) (a) HOME PROPERTIES OF NEW YORK, INC., a Maryland corporation (the "REIT"), (b) HOME PROPERTIES OF NEW YORK, L.P., a New York limited partnership (the "OPERATING PARTNERSHIP"), (c) HOME PROPERTIES WMF I, LLC, a New York limited liability company (the "BORROWER") and (d) HOME PROPERTIES OF NEW YORK, L.P. AND P-K PARTNERSHIP DOING BUSINESS AS PATRICIA COURT AND KAREN COURT, a Pennsylvania general partnership (the "SUBSIDIARY OWNER"), (ii) WMF WASHINGTON MORTGAGE CORP., a Delaware corporation, formerly known as Washington Mortgage Financial Group, Ltd. ("WMF") and
(iii) FANNIE MAE, a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. section 1716 ET SEQ.

                             RECITALS

      A. The parties to this Second Amendment are parties to that certain Master Credit Facility Agreement, dated as of August 28, 1998, as amended by that certain First Amendment to Master Credit Facility Agreement dated as of December 11, 1998 (as further amended from time to time, the "MASTER AGREEMENT").

      B. All of the WMF's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of August 28, 1998 (the "ASSIGNMENT"). Fannie Mae has not assumed any of the obligations of WMF under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated WMF as the servicer of the Advances contemplated by the Master Agreement.

      C. The parties are executing this Second Amendment pursuant to the Master Agreement to reflect, among other things, an increase in the Base Facility Credit Commitment pursuant to Article VIII of the Master
Agreement.

      NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Second Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

1. EXPANSION. Pursuant to a Credit Facility Expansion Request submitted by Borrower, the definition of "Base Facility Credit Commitment" is hereby replaced in its entirety by the following new definition:

            "BASE FACILITY CREDIT COMMITMENT" means an amount equal to $191,859,000, or such greater amount, not to exceed $200,000,000, as the Borrower may elect in accordance with, and subject to, the provisions of
Article VIII.

      2. FUTURE ADVANCE. Borrower hereby requests, and Lender hereby agrees to make, on or about the date of this Second Amendment, a Future Advance in the amount of $32,978,000. In connection with the Future Advance, Borrower has amended all of the existing Security Instruments (except for the Security Instruments encumbering existing Mortgaged Properties located in New York), has added three Additional Mortgaged Properties to the Collateral Pool by granting Security Instruments encumbering the Additional Mortgaged Properties to WMF, and has executed certain additional documents, and taken certain additional actions, in connection therewith. To reflect the foregoing, Exhibit A to the Master Agreement is hereby replaced in its entirety by the Exhibit A attached to this Agreement.

      3. CAPITALIZED TERMS. All capitalized terms used in this Second Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

      4. FULL FORCE AND EFFECT. Except as expressly modified by this Second Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

      5. COUNTERPARTS. This Second Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                        HOME PROPERTIES OF NEW YORK, INC., a Maryland corporation


                        By:   /s/ Gerald B. Korn
                              -------------------------------------------
                              Gerald B. Korn
                              Vice President


                        HOME PROPERTIES OF NEW YORK, L.P., a New York limited partnership

                        By: Home Properties of New York, Inc., a Maryland corporation, its sole General Partner


                              By:   /s/ Gerald B. Korn
                              ---------------------------------------------
                                    Gerald B. Korn
                                    Vice President


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                        HOME PROPERTIES WMF I, LLC, a New York limited
                        liability company

                        By: Home Properties of New York, L.P., a New York limited partnership, its sole Member

                        By: Home Properties of New York, Inc., a Maryland corporation, its sole General Partner


                                    By:   /s/ Gerald B. Korn
                                    ----------------------------------
                                         Gerald B. Korn
                                          Vice President


                        HOME PROPERTIES OF NEW YORK, L.P. AND P-K
                        PARTNERSHIP DOING BUSINESS AS PATRICIA COURT AND KAREN COURT, a Pennsylvania general partnership

                        By: Home Properties of New York, L.P., a New York limited partnership, a General Partner

                        By: Home Properties of New York, Inc., a Maryland corporation, its sole General Partner


                                    By:   /s/ Gerald B. Korn
                                    --------------------------------------
                                          Gerald B. Korn
                                          Vice President




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WMF WASHINGTON MORTGAGE CORP., A DELAWARE CORPORATION, FORMERLY KNOWN AS
WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.


                        By: /s/ G. Scott Carter
                        ----------------------------------------------
                              G. Scott Carter
                              Vice President














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                        FANNIE MAE



                        By:   /s/ Richard S. Lawch

                        Name:       Richard S. Lawch

                        Title:      Vice President




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EXHIBIT A               SCHEDULE OF OWNERS